                                                                  Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Amendment to the  Registration  Statement  (No.
333-63162)  of Medix  Resources,  Inc. on Form S-2/A of our report dated
February  10,  2001,  appearing  in the  Prospectus,  which  is  part  of this
Registration  Statement.  We also  consent  to the  reference  to us under the headings "Experts" in such Prospectus.

                                    /s/Ehrhardt Keefe Steiner & Hottman PC
                                       Ehrhardt Keefe Steiner & Hottman PC

June 17, 2001
Denver, Colorado